UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(D)

of the Securities Exchange Act Of 1934

Date of report (Date of earliest event reported):
December 16, 2015

Bank of Commerce Holdings

(Exact name of registrant as specified in its charter)

California

(State or other jurisdiction of incorporation)

000-25135	94-2823865
(Commission File Number)	IRS Employer Identification No.

1901 Churn Creek Road
Redding, California 96002
(Address of principal executive offices) (zip code)

Registrant's telephone number, including area code: (530) 722-3939

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act of (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act of (17 CFR 240.13e-4(c))

Item 8.01 – Other Events

On December 16, 2015, Bank of Commerce Holdings issued a press release announcing that its board of directors has declared a quarterly cash dividend of $0.03 per share of common stock, payable on January 14, 2016 to shareholders of record as of December 31, 2015.

Attached hereto as Exhibit 99.1 is the press release issued by Bank of Commerce Holdings announcing the dividend which is incorporated herein by reference pursuant to General Instruction F to Form 8-K.

Item 9.01 - Financial Statements and Exhibits

(d) Exhibits:	99.1 Press Release dated December 16, 2015 announcing quarterly cash dividend.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

December 16, 2015

/s/ James A. Sundquist
By: James A. Sundquist
Executive Vice President and
Chief Financial Officer